EXHIBIT 23.2
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          CONSENT OF ERNST & YOUNG LLP, FORMER INDEPENDENT AUDITORS



The Board of Directors
Sunrise Technologies International, Inc.


      We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                           /s/ Ernst & Young LLP


Palo Alto, CA
April 9, 1999